Form of Note Certificate

                  [Insert any legend required by the Internal Revenue Code and the regulations thereunder.]

                              MAGMA COPPER COMPANY

                              ....................

No. .........                                                         $ ........

                  Magma Copper Company, a corporation duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay  to.................................,  or registered  assigns,  the principal sum  of................  ...................
Dollars  on  ............................  ...........................  [if  the
Security is to bear interest prior to Maturity,  insert -- , and to pay interest thereon  from  .............  or from the most recent  Interest  Payment Date to which interest has been paid or duly provided for, semi-annually on ............
and ............  in each year, commencing  .........,  at the rate of ....% per annum, until the principal hereof is paid or made available for payment [if applicable, insert -- , provided that any principal and premium, and any such installment of interest, which is overdue shall bear interest at the rate of
....%  per annum (to the  extent  that the  payment  of such  interest  shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the ....... or ....... (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].

                  [If the Security is not to bear interest prior to Maturity, insert -- The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal and any overdue premium  shall bear  interest at the rate of ....% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment. Interest on any overdue principal or premium shall be payable on demand. Any such interest on any overdue principal or premium which is not so paid on demand shall bear interest  at the rate of ......%  per annum (to the extent  that the  payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment.
Interest on any overdue interest shall be payable on demand.]

                  Payment of the principal of (and premium, if any) and [if applicable, insert -- any such] interest on this Security will be made upon its presentation for notation of any principal payment, or, in the case of a final payment, its surrender at the office or agency of the Company maintained for that purpose in  ............,  in such coin or currency of the United States of
America as at the time of payment is legal tender for payment of public and private debts [if applicable, insert -- ; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register].

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:


                                                       MAGMA COPPER COMPANY

                                                       By.....................

Attest:

...........................


Section 203.   Form of Reverse of Security

                  This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of May 15, 1995 (herein called the "Indenture", which term shall have the meaning assigned to it in such instrument), between the Company and State Street Bank and Trust Company, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [if applicable, insert --, limited in aggregate principal amount to $...........].

                  [If applicable, insert -- Subject to and upon compliance with the provisions of the Indenture, the Holder of this Security is entitled, at his option, at any time on or before the close of business on ___________, or in case this Security or a portion hereof is called for redemption, then in respect of this Security or such portion hereof until and including, but (unless the Company defaults in making the payment due upon redemption) not after, the close of business on the date prior to the Redemption Date, to convert this Security (or any portion of the principal amount hereof which is $1,000 or an integral multiple thereof), at the principal amount hereof, or of such portion, into fully paid and non-assessable shares (calculated as to each conversion to the nearest 1/100 of a share) of Common Stock of the Company at a conversion price per share of Common Stock equal to $___ per each share of Common Stock (or at the current adjusted conversion price if an adjustment has been made as provided in the Indenture) by surrender of this Security, duly endorsed or assigned to the Company or in blank, to the Company at its office or agency in ____________, accompanied by written notice to the Company that the Holder hereof elects to convert this Security, or if less than the entire principal amount hereof is to be converted, the portion hereof to be converted, and, in case such surrender shall be made during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date (unless this Security or the portion thereof being converted has been called for redemption on a Redemption Date within such period), also accompanied by payment in New York Clearing House funds or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of this Security then being converted. Subject to the aforesaid requirement for payment and, in the case of a conversion after the Regular Record Date next preceding any Interest Payment Date and on or before such Interest Payment Date, to the right of the Holder of this Security (or any Predecessor Security) of record at such Regular Record Date to receive an instalment of interest (with certain exceptions provided in the Indenture), no payment or adjustment is to be made on conversion for interest accrued hereon or for dividends on the Common Stock issued on conversion. No fractions of shares of scrip representing fractions of shares will be issued on conversion, but instead of any fractional interest the Company shall pay a cash adjustment as provided in the Indenture. The conversion price is subject to adjustment as provided in the Indenture. In addition, the Indenture provides that in case of certain consolidations or mergers to which the Company is a party or the transfer of substantially all of the assets of the Company, the Indenture shall be amended, without the consent of any Holders of Securities, so that this Security, if then outstanding, will be convertible thereafter, during the period this Security shall be convertible as specified above, only into the kind and amount of securities, cash and other property receivable upon the consolidation, merger or transfer by a holder of the number of shares of Common Stock into which this Security might have been converted immediately prior to such consolidation, merger or transfer (assuming such holder of Common Stock failed to exercise any rights of election and received per share the kind and amount received per share by a plurality of non-electing shares).]


                  [If  applicable,  insert -- The  Securities of this series are subject  to  redemption  upon  not  less  than 30  days'  notice  by  mail,  [if applicable,  insert -- (1) on ...........  in any year  commencing with the year
...... and ending with the year ...... through operation of the sinking fund for this series at a Redemption  Price equal to 100% of the  principal  amount,  and
(2)] at any time [if applicable,  insert -- on or after ..........,  19..], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [if applicable, insert -- on or before ..............., __%, and if redeemed] during the 12-month period beginning ............. of the years indicated,

                 Redemption                                   Redemption
Year               Price                   Year                 Price
----             ----------                ----               ----------













and  thereafter at a Redemption  Price equal to .....% of the principal  amount, together in the case of any such redemption [if applicable, insert -- (whether through operation of the sinking fund or otherwise)] with accrued interest up to but not including the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

                  [If applicable, insert -- The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, (1) on
............  in any year commencing with the year .... and ending with the year
....  through  operation of the sinking  fund for this series at the  Redemption
Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [if applicable,  insert -- on or after ............],  as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the
12-month period beginning ............ of the years indicated,

                     Redemption Price
                      For Redemption                     Redemption Price For
                     Through Operation                   Redemption Otherwise
                          of the                        Than Through Operation
Year                   Sinking Fund                      of the Sinking Fund
----                 -----------------                  ----------------------














and  thereafter at a Redemption  Price equal to .....% of the principal  amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest up to but not including the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

                  [If  applicable,  insert -- The  sinking  fund for this series provides for the redemption on ............ in each year beginning with the year
.......  and ending with the year ...... of [if  applicable,  insert -- not less than  $..........  ("mandatory  sinking  fund")  and not more  than]  $.........
aggregate  principal  amount of  Securities  of this series.  Securities of this series acquired or redeemed by the Company otherwise than through [if applicable, insert --mandatory] sinking fund payments [if applicable, insert -- and Securities surrendered for conversion] may be credited against subsequent [if applicable, insert -- mandatory] sinking fund payments otherwise required to be made [if applicable, insert -- in the inverse order in which they become due].]

                  [If the Security is subject to redemption of any kind, insert -- In the event of redemption [if applicable, insert -- or conversion] of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed [if applicable, insert -- or unconverted] portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

                  The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

                  [If applicable, insert -- The Indenture contains provisions for defeasance at any time of [(1) the entire indebtedness of this Security or
(2)] certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.]

                  [If the Security is not an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

                  [If the Security is an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to -- insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal, premium and interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.]

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                  As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

                  Subject to the rights of holders of Senior Indebtedness, as set forth in the Indenture, no other reference herein to the Indenture and no other provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed [if applicable, insert -- or to convert this Security as provided in the Indenture].

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                  [If applicable, insert --

                          [FORM OF CONVERSION NOTICE]

To:  MAGMA COPPER COMPANY


         The undersigned owner of this Security hereby irrevocably exercises the option to convert this Security, or portion hereof (which is $1,000 or an integral multiple thereof) below designated, into shares of Common Stock of Magma Copper Company in accordance with the terms of the Indenture referred to in this Security, and directs that the shares issuable and deliverable upon the conversion, together with any check in payment for fractional shares and any Securities, representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest accompanies this Security.

Dated:

Fill in for registration
  of shares of Common Stock and
  Securities if to be issued
  otherwise than to the
  registered holder.
                                                     Principal Amount to be
                                                     converted (in an integral
                                                     multiple of $1,000, if
                                                     less than all):
                                                                    $
_____________________________
          Name

_____________________________
        Address

_____________________________                        _________________________
(Please print name and                                       Signature
address, including zip code
number)


SOCIAL SECURITY OR OTHER
  TAXPAYER IDENTIFYING
         NUMBER
                                                     [SIGNATURE GUARANTEED* --
                                                     required only if Common
                                                     Stock and Securities are to
                                                     be issued and delivered to
                                                     other than the registered
                                                     holder]
                                                     __________________________]
                                                     * Participant in a
                                                     recognized Signature
                                                     Medallion Program (or other
                                                     signature guarantee program
                                                     acceptable
                                                     to the Trustee)